UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 21, 2008
THE TALBOTS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12552	41-1111318

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Talbots Drive, Hingham, Massachusetts	02043

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (781) 749-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Ex-99.1 Press Release of The Talbots, Inc. dated May 21, 2008

INFORMATION TO BE INCLUDED IN THE REPORT
Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition.
     Attached and being furnished as Exhibit 99.1 is a copy of a press release of The Talbots, Inc. (“Talbots”) dated May 21, 2008, reporting Talbots financial results for the thirteen weeks ended May 3, 2008.
Non-GAAP Financial Measures:
     To supplement the Company’s financial results presented in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company uses, and has also included in the attached press release and will include as part of its accompanying conference call and webcast, certain non-GAAP financial measures. These non-GAAP financial measures should not be considered in isolation, or as a substitute for, or superior to, financial measures calculated in accordance with GAAP. These non-GAAP financial measures as disclosed by the Company may also be calculated differently from similar measures disclosed by other companies. To ease the use and understanding of our supplemental non-GAAP financial measures, the Company includes the most directly comparable GAAP financial measure.
     The Company uses certain non-GAAP financial operating measures including (i) a measure of net income which excludes (A) operating results and charges related to the Talbots Kids, Mens, and U.K. businesses, as to which the Company has previously announced the closing in January 2008, and (B) charges in the 2008 first quarter related to the Company’s other previously announced strategic initiatives, and (ii) guidance for fiscal 2008 earnings per diluted share which excludes operating results and charges related to the Talbots Kids, Mens, and U.K. businesses, as to which the Company has previously announced the closing in January 2008. In its reconciliation of GAAP to non-GAAP presentation for item (i) above, the Company also uses a non-GAAP financial measure for the first quarter of 2007 which excludes (A) above.
     Management uses these financial measures, together with GAAP results, in preparing internal budgets and operating plans, evaluating actual performance, assessing historical performance over reporting periods, assessing management performance, and assessing operating performance against other companies. This information may also aid investors in further understanding and evaluating the Company’s period to period operating performance and financial results particularly with respect to ongoing core operations. Material limitations of these financial measures are: (i) operating results of the Talbots Kids, Mens, and U.K. businesses are reported as part of GAAP results until the actual closing of those businesses, currently expected to be completed in the fiscal 2008 third quarter, (ii) such measures do not reflect actual GAAP amounts, and (iii) charges related to other strategic initiatives include in part actual cash outlays and are not solely non-cash accounting charges. Management compensates for these limitations by clarifying that these measures are additional operating metrics used for internal financial analysis, review of performance, and planning purposes and should not be considered in isolation, and by providing the directly comparable GAAP financial measure and reconciliation.
     Management believes that the inclusion of these non-GAAP operating measures provides an additional, supplemental metric for management and investors to review and evaluate the Company’s ongoing operational performance and period to period financial results.
Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
     d. Exhibits.
          99.1 Press Release of The Talbots, Inc., dated May 21, 2008.*

*	Pursuant to Item 2.02 of Form 8-K, Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TALBOTS, INC.
Dated: May 21, 2008	By:	/s/ Carol Stone
		Name:	Carol Stone
		Title:	Vice President, Corporate Controller